BLACKROCK SERIES FUND, INC.

BlackRock Global Allocation Portfolio

(the “Fund”)

Supplement dated May 27, 2021 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2021

On May 11, 2021, the Board of Directors of the BlackRock Series Fund, Inc., on behalf of the Fund, approved the appointment of BlackRock (Singapore) Limited (“BRS”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BRS and BlackRock Advisors, LLC with respect to the Fund. The addition of BRS as a sub-adviser of the Fund is effective immediately.

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Global Allocation Portfolio—Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock (Singapore) Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock. Each Sub-Adviser acts as a sub-adviser for Balanced Capital Portfolio and BRS acts as a sub-adviser for BlackRock Global Allocation Portfolio. BlackRock and its affiliates had approximately $9.007 trillion in investment company and other portfolio assets under management as of March 31, 2021.

The tenth and eleventh paragraphs of the sections of the Prospectus entitled “Management of the Funds—BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to Balanced Capital Portfolio, and has entered into a sub-advisory agreement with BRS, with respect to BlackRock Global Allocation Portfolio, under which BlackRock pays each Sub-Adviser for services it provides for that portion of the applicable Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and each sub-advisory agreement between BlackRock and each Sub-Adviser with respect to Balanced Capital Portfolio is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BRS with respect to BlackRock Global Allocation Portfolio will be included in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2021.

The footnote number tagged to “BlackRock (Singapore) Limited” in the section of the Prospectus entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “1” to “3” and the following is added at the end of the footnotes:

[3]	For BlackRock Balanced Capital Portfolio and BlackRock Global Allocation Portfolio.

The third paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

With respect to BlackRock Balanced Capital Portfolio, BlackRock has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (together, the “Sub-Advisers”). With respect to BlackRock Global Allocation Portfolio, BlackRock has entered into a sub-advisory agreement with BRS. Pursuant to each Sub-Advisory Agreement, each Sub-Adviser receives for the services it provides for that portion of the applicable Fund for which it acts a sub-advisor a monthly fee calculated at an annual rate equal to a percentage of the investment advisory fee received by BlackRock from the applicable Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-SER-GA-0521SUP

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